Exhibit 99.4


                                                                 March 1, 2002


To the Addressees Listed
On Schedule A attached hereto

Ladies and Gentlemen:

          We have acted as tax counsel for Chase Manhattan Bank USA, National Association, a national banking association organized under the laws of the United States (the "Transferor"), in connection with the First Omibus Amendment, dated as of March 1, 2002 (the "Amendment"), to the Supplements to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999 (the "Agreement"), by and among the Transferor, as transferor on and after June 1, 1996, JPMorgan Chase Bank, a New York banking corporation (formerly known as The Chase Manhattan Bank), as transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, a New York banking corporation, solely as trustee acting on behalf of the Chase Credit Card Master Trust (the "Master Trust") and not in its individual capacity.

          The opinions below are given pursuant to the requirement of Section
13.1 of the Third Amended and Restated Pooling and Servicing Agreement.

          All capitalized terms used in this opinion letter and not otherwise defined herein shall have the meaning assigned to such terms in the Agreement.

          In delivering this opinion, we have reviewed the Agreement and such other documents, papers, statutes and authorities as we have deemed necessary to form the basis for the opinions expressed herein. In our examination of such material, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals and the conformity to original documents of copies of documents submitted to us. In addition, we have assumed that (i) the Transferor has not made and will not make any election to treat the Master Trust as an association taxable as a corporation for U.S. federal income tax purposes and
(ii) no outstanding series of Certificates or Notes is or has ever been in default.

          On the basis of the foregoing, we are of the opinion that, for U.S. federal income tax purposes:

                    (i) the Amendment will not adversely affect the tax characterization as debt of the Class A 6.23% Asset Backed Certificates, Series 1995-3, the Class B 6.39% Asset Backed Certificates, Series 1995-3, the Class A Floating Rate Asset Backed


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                                     -2-                         March 1, 2002


          Certificates, Series 1995-4, the Class B Floating Rate Asset Backed Certificates, Series 1995-4, the Class A 5.98% Asset Backed Certificates, Series 1996-2, the Class B 6.16% Asset Backed Certificates, Series 1996-2, the Class A 7.09% Asset Backed Certificates, Series 1996-3, the Class B 7.27% Asset Backed Certificates, Series 1996-3, the Class A Floating Rate Asset Backed Certificates, Series 1996-4, the Class B Floating Rate Asset Backed Certificates, Series 1996-4, the Class A Floating Rate Asset Backed Certificates, Series 1997-1, the Class B Floating Rate Asset Backed Certificates, Series 1997-1, the Class A Floating Rate Asset Backed Certificates, Series 1997-4, the Class B Floating Rate Asset Backed Certificates, Series 1997-4, the Class A 6.194% Asset Backed Certificates, Series 1997-5, the Class B 6.388% Asset Backed Certificates, Series 1997-5, the Class A-1 Floating Rate Fungible Asset Backed Certificates, Series 1998-1, the Class A-2 Floating Rate Fungible Asset Backed Certificates, Series 1998-1, the Class A-3 Floating Rate Fungible Asset Backed Certificates, Series 1998-1, the Class B Floating Rate Asset Backed Certificates, Series 1998-1, the Class A 6.00% Asset Backed Certificates, Series 1998-3, the Class B 6.15% Asset Backed Certificates, Series 1998-3, the Class A Floating Rate Asset Backed Certificates, Series 1998-4, the Class B Floating Rate Asset Backed Certificates, Series 1998-4, the Class A Floating Rate Asset Backed Certificates, Series 1998-5, the Class B Floating Rate Asset Backed Certificates, Series 1998-5, the Class A Floating Rate Asset Backed Certificates, Series 1998-6, the Class B Floating Rate Asset Backed Certificates, Series 1998-6, the Class A Floating Rate Asset Backed Certificates, Series 1999-1, the Class B Floating Rate Asset Backed Certificates, Series 1999-1, the Class A Floating Rate Asset Backed Certificates, Series 1999-2 or the Class B Floating Rate Asset Backed Certificates, Series 1999-2 (collectively the "Certificates"), the Class A 6.66% Asset Backed Notes, Series 1999-3, the Class B 6.95% Asset Backed Notes, Series 1999-3, the Class C Floating Rate Asset Backed Notes, Series 1999-3, the Class A Floating Rate Asset Backed Notes, Series 2000-1, the Class B Floating Rate Asset Backed Notes, Series 2000-1, the Class C Floating Rate Asset Backed Notes, Series 2000-1, the Class A Floating Rate Asset Backed Notes, Series 2000-2, the Class B Floating Rate Asset Backed Notes, Series 2000-2, the Class C Floating Rate Asset Backed Notes, Series 2000-2, the Class A Floating Rate Asset Backed Notes, Series 2000-3, the Class B Floating Rate Asset Backed Notes, Series 2000-3, the Class C Floating Rate Asset Backed Notes, Series 2000-3, the Class A Floating Rate Asset Backed Notes, Series 2001-1, the Class B Floating Rate Asset Backed Notes, Series 2001-1, the Class C Floating Rate Asset Backed Notes, Series 2001-1, the Class A Floating Rate Asset Backed Notes, Series 2001-2, the Class B Floating Rate Asset Backed Notes, Series 2001-2, the Class C Floating Rate Asset Backed Notes, Series 2001-2, the Class A Floating Rate Asset Backed Notes, Series 2001-3, the Class B Floating Rate Asset Backed Notes, Series 2001-3, the Class C Floating Rate Asset Backed Notes, Series 2001-3, the Class A 5.5% Asset Backed Notes, Series 2001-4, the Class B Floating Rate Asset Backed Notes, Series 2001-4, the Class C Floating Rate Asset Backed Notes, Series 2001-4, the Class A Floating Rate Asset Backed Notes, Series


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                                     -3-                         March 1, 2002

          2001-5, the Class B Floating Rate Asset Backed Notes, Series 2001-5, the Class C Floating Rate Asset Backed Notes, Series 2001-5, the Class A Floating Rate Asset Backed Notes, Series 2001-6, the Class B Floating Rate Asset Backed Notes, Series 2001-6 or the Class C Floating Rate Asset Backed Notes, Series 2001-6 (collectively, the "Notes");

                  (ii) following the effective date of the Amendment, the Master Trust will not be deemed to be an association or a "publicly traded partnership" (within the meaning of section 7704(b) of the Internal Revenue Code of 1986, as amended (the "Code"), taxable as a corporation; and

                  (iii) the Amendment will not cause or constitute a taxable event in which gain or loss would be recognized by the Master Trust or the holder of any Investor Certificate or Note.

          We express no opinion with respect to the transactions referred to herein other than as expressly set forth herein. Our opinions are not binding on the Internal Revenue Service, which could disagree with the opinions expressed herein. Although we believe that the opinions we express herein would be sustained if challenged, there can be no assurance that this will be the case.

          Our opinions are based upon the Code, the Treasury regulations promulgated thereunder, and other relevant authorities and law, all as in effect on the date hereof. Consequently, future changes in the law may cause the tax treatment of the transactions referred to herein to be materially different from that described above.

          We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the federal law of the United States.

          This opinion letter is rendered to each of the addressees in connection with the above described transaction. This opinion letter may not be relied upon by any such addressee for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                        Very truly yours,



                                        /s/ Simpson Thacher & Bartlett

                                        SIMPSON THACHER & BARTLETT

                         Schedule A to the Tax Opinion
                    Dated March 1, 2002 with respect to the
           Omibus Amendment to the Supplements to the Third Amended
                 and Restated Pooling and Servicing Agreement


The Bank of New York
101 Barclay Street
New York, New York  10286

Fitch, Inc.
One State Street Plaza
New York, New York  10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

Standard & Poor's Ratings Services,
a division of the McGraw-Hill Companies, Inc.
55 Water Street
New York, New York  10041-0003